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                                                                    EXHIBIT 10.1

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                      FORM OF REGISTRATION RIGHTS AGREEMENT
                                      among




                        CYPRESS SEMICONDUCTOR CORPORATION



                                       and


                              UBS AG, London Branch



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                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is entered into as of the 29th day of March, 1999, between Cypress Semiconductor Corporation, a Delaware corporation (the "Company"), and UBS AG, a Swiss banking corporation, acting by and through its London Branch ("UBS").

     WHEREAS, the Company has issued to UBS, and UBS acquired from the Company, the Put Options, as defined in Section 1.1; and

     WHEREAS, pursuant to the terms and conditions of each of the Put Options, if such Put Option is In-the-Money (as defined in therein), the Company has the right, at its election, to deliver to UBS a number of shares of Common Stock having a value equal to the Cash Settlement amount referred to in the relevant Put Option ("Net Share Settlement"); and

     WHEREAS, as a condition to the Company settling its obligations under the Put Options by Net Share Settlement, the Company and UBS shall enter into this Agreement; and

     WHEREAS, the Company has elected to discharge its obligations under the Put Options by Net Share Settlement;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the Company and UBS hereby agree as follows:


                              ARTICLE I DEFINITIONS

     For purposes of this Agreement, the following terms shall have the following meanings:

     1.1 Put Options. "Put Options" shall mean the options to sell shares of Common Stock issued by the Company to UBS pursuant to the terms and conditions of the Confirmations.

     1.2 Agent. "Agent" shall mean Warburg Dillon Read LLC and any other dealer, broker, agent or underwriter appointed by UBS to participate in the resale of the shares by UBS

     1.3 Commission. "Commission" shall mean the United States Securities and Exchange Commission or any successor agency thereto.

     1.4 Confirmations. "Confirmations" shall mean the Equity Option Confirmations (UBS Reference Numbers: 1278705, 1284119, 1284374, 1286219,
1289134, 1289269, 1289392 and 1289393) setting forth the terms of each of the Put Options, together with the Master Agreement incorporated therein.

     1.5 Exchange Act. "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.


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     1.6  Initial Date. "Initial Date" shall mean the Expiration Date or Early
Exercise Date (as defined in the Confirmations), as applicable.

     1.7 Local Business Day. "Local Business Day" shall mean a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York, New York.

     1.8 Preliminary Prospectus. "Preliminary Prospectus" shall mean any preliminary prospectus relating to the Shares, including all documents incorporated by reference therein, included in the Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act; any reference to any amendment or supplement to the Preliminary Prospectus shall be deemed to include any documents filed under the Exchange Act after the date of such Preliminary Prospectus and incorporated by reference therein; and any reference to the Preliminary Prospectus as amended or supplemented shall be deemed to include the Preliminary Prospectus as amended or supplemented by any such documents filed under the Exchange Act after the date of such Preliminary Prospectus and incorporated by reference therein.

     1.9 Prospectus. "Prospectus" shall mean any prospectus relating to the Shares, including any prospectus supplement relating to the Shares and all documents incorporated by reference therein, (i) included in the Registration Statement as of the time that the Registration Statement is declared effective or (ii) filed with the Commission in connection with the Registration Statement pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act; any reference to any amendment or supplement to the Prospectus shall be deemed to include any documents filed under the Exchange Act after the date of such Prospectus and incorporated by reference therein; and any reference to the Prospectus as amended or supplemented shall be deemed to include the Prospectus as amended or supplemented by any such documents filed under the Exchange Act after the date of such Prospectus and incorporated by reference therein.

     1.10 Registration Statement. "Registration Statement" shall mean a registration statement on Form S-3 (or any applicable successor form then in effect; provided that if, at the time a registration statement is to be filed, the Company is not eligible to use Form S-3 or applicable successor form for a primary offering by or on behalf of the Company, "Registration Statement" shall mean a registration statement on such form as is then available to the Company), which is to be filed with the Commission pursuant to Section 4.1 hereof, covering the resale of the Shares from time to time, including all exhibits thereto and all documents incorporated by reference in the Prospectus contained in such Registration Statement at the time it is declared effective, each as amended at the time the Registration Statement is declared effective.

     1.11 Securities Act. "Securities Act" shall mean the United States Securities Act of 1933, as amended.



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     1.12 Shares. "Shares" shall mean the shares of Common Stock deliverable by the Company pursuant to the Net Share Settlement election upon exercise of the Put Option including any Make-whole Shares as defined in the Put Options.


            ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to UBS and to each Agent that the following are true and correct as of the date hereof and as of the "Settlement Date" (as that term is defined in the Confirmations):

     2.1 Organization and Existence of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the 1934 Act Reports (as defined in Section 2.4), and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which the ownership or leasing of properties or the conduct of its business requires such qualification, except to the extent the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"); and each subsidiary of the Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation, except where the failure to be so would not have a Material Adverse Effect.

     2.2 Authorization of Transactions and Agreement. The execution, delivery and performance of this Agreement have been duly authorized by the board of directors of the Company. Assuming due execution hereof by UBS, this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law). The Company has the corporate power to execute and deliver this Agreement and to consummate the transactions contemplated herein.

     2.3 Capitalization. (a) As of the date of this Agreement, the Company has an authorized capitalization as set forth in the Consolidated Balance Sheet and Consolidated Statements of Stockholders' Equity contained in the Company's Annual Report on Form 10-K for the fiscal year ended January 3, 1999 incorporated by reference in the Registration Statement and the Prospectus.

          (b) The outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and non-assessable. The Company's stockholders have no preemptive rights with respect to the Shares. All of the issued shares of capital stock of each subsidiary of the Company that is a "significant subsidiary" (as defined in Rule 12b-2 under the Exchange Act) have been duly and validly authorized and issued, are fully paid and non-assessable and all such shares


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that are owned directly or indirectly by the Company are free and clear of all liens, encumbrances, equities or claims, with such exceptions as would not have a Material Adverse Effect.

          (c) The Shares have been duly authorized and, when delivered upon exercise of the Put Options in accordance with the terms and conditions thereof, will be validly issued, fully paid and nonassessable.

          (d) The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus and the certificates for the Shares are in due and proper form

     2.4 SEC Filings and Financial Statements. (a) The Company has heretofore delivered to UBS copies of the Company's (i) Annual Report on Form 10-K for the fiscal year ended January 3, 1999, (ii) the proxy statement for its 1998 Annual Meeting of Stockholders, and (iii) each Quarterly Report on Form 10-Q, or amended thereto, that the Company has filed with the Commission after the date of the aforementioned Annual Report on Form 10-K, in each case, substantially in the form filed by the Company with the Commission (collectively, together with any other reports filed, as of the date of this Agreement, by the Company under the Exchange Act and the rules and regulations of the Commission since January 1, 1998, the "1934 Act Reports"). All of the 1934 Act Reports complied in all material respects, as ultimately amended as of the effective date of the Registration Statement with all applicable requirements of the Exchange Act and the related rules and regulations thereunder. As ultimately amended as of the effective date of the Registration Statement, none of the 1934 Act Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) The audited consolidated financial statements and unaudited interim financial statements of the Company contained or incorporated by reference in the Company's 1934 Act Reports have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and, together with the notes thereto, present fairly the consolidated financial position of the Company and its subsidiaries at the dates shown and the consolidated results of their operations, changes in stockholders' equity and cash flows for the periods then ended.

     2.5 No Material Adverse Change. Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the 1934 Act Reports any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the 1934 Act Reports. Since the date of the latest audited financial statements included or incorporated by reference in the 1934 Act Reports, and except as may be set forth or contemplated in the 1934 Act Reports, there has not been (i) any material change in the capital stock of the Company (other than a change solely attributable to, or resulting from, the issuance of Common Stock pursuant to a director, officer or employee stock option, benefit or compensation plan), (ii) any material increase in the long-term consolidated debt of the Company and its consolidated subsidiaries on a consolidated basis or
(iii) any change, in the general affairs, management, financial position,


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stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, that could reasonably be expected to have a Material Adverse Effect .

     2.6 No Conflicts. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement, similar financing agreement or instrument or other agreement or instrument to which the Company or any of its significant subsidiaries is a party or by which the Company or any of its significant subsidiaries is bound or to which any of the property or assets of the Company or any of its significant subsidiaries is subject, except for such conflicts, breaches or violations as would not have a material adverse effect on the Company and its subsidiaries taken as a whole or on the transactions contemplated by this Agreement or the Confirmations; nor will such actions result in any violation of the provisions of the Certificate of Incorporation or by-laws of the Company or any statute applicable to the Company or any of its significant subsidiaries or any order, judgment, decree, rule or regulation applicable to the Company or any of its significant subsidiaries of any court or governmental agency or body having jurisdiction over the Company or any of its significant subsidiaries or any of their properties, except such violations as would not have a Material Advance Effect on the Company and its subsidiaries taken as a whole or on the transactions completed by this Agreement or the Confirmations; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the Securities Act prior to the resale of Shares and any such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the resale of Shares.

     2.7 (a) Litigation. Other than as set forth or contemplated in the 1934 Act Reports, there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company or any of its Subsidiaries or any of their respective officers is a party or of which any of their respective properties is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could reasonably be expected to result in a judgment, decree or order having a Material Adverse Effect or prevent consummation of the transactions contemplated hereby;

          (b) All legal or governmental proceedings, contracts, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filled as an exhibit to the Registration Statement have been so described or filed as required;

     2.8 Independence of Public Accountants. Price Waterhouse Coopers, whose reports on the consolidated financial statements of the Company and its subsidiaries are filed with the Commission as part of the Registration State went and Prospectus are independent public accountants as required by the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder.

     2.9 Not an Investment Company. The Company is not subject to regulation under the Investment Company Act of 1940, as amended.


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     2.10 No Registration Rights. Except as disclosed on Schedule 2.10, no person has any right to request or demand to have any shares of Common Stock or other securities of the Company registered pursuant to the Registration Statement or another registration statement pursuant to the Securities Act.

     2.11 Registrant's Requirements for Form S-3. The Company meets the registrant requirements of General Instruction I.A. of Form S-3 under the Securities Act, as in effect on the date of this Agreement, or any successor form then in effect; or if the Company is not then eligible to use Form S-3 or other applicable successor form, such other form as is then available.


                ARTICLE III REPRESENTATIONS AND WARRANTIES OF UBS

     UBS represents and warrants to the Company that the following are true and correct as of the date hereof and as of the Settlement Date:

     3.1 Organization and Existence of UBS. UBS is a banking corporation organized and existing under the laws of Switzerland, with power and authority (corporate and other) to own its properties and conduct its business.

     3.2 Authorization of Transactions and Agreement. The execution, delivery and performance of this Agreement have been duly authorized by UBS. Assuming the due execution thereof by the Company, this Agreement constitutes the legal, valid and binding obligation of UBS, enforceable against UBS in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law). UBS has the corporate power to execute and deliver this Agreement and to consummate the transactions contemplated herein.

     3.3 No Conflicts. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the consummation by UBS of the transactions contemplated by this Agreement.

     3.4 Availability of Exemption. UBS is aware of no reason that the issuance of the Shares would not be exempt from registration under the Securities Act in reliance on Section 3(a)(9) thereof.


                      ARTICLE IV AGREEMENTS OF THE COMPANY

     The Company agrees as follows:

     4.1 Filing of Registration Statement. (a) The Company has filed or shall expeditiously file with the Commission a registration statement covering the resale of the Shares from time to time by UBS and such affiliated entities as UBS may designate on securities exchanges or over-the-counter market or in such other lawful manner as UBS may specify, in a form previously reviewed by UBS.


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          (b)  If such registration statement has not yet become effective, the
Company shall use its best efforts to cause such registration statement to become effective no later than the Initial Date. The Company shall (i) use its best efforts to cause such registration statement to remain in effect from its effective date until the date on which the Company receives written notice from UBS that all of the Shares have been resold (the "Effective Period"), (ii) inform UBS promptly upon notice from the Commission that the Registration Statement or any amendment has been declared effective, (iii) advise UBS promptly of any proposed amendment or supplement to the Prospectus after the effective date thereof and furnish UBS with a draft prior to the filing thereof,
(iv) during the Effective Period, (A) unless the Company is legally required to so amend or supplement the Prospectus, make no further amendment or any supplement to the Prospectus (other than any such amendment or supplement resulting from the filing of reports or statements under the Exchange Act which are incorporated by reference in the Prospectus) after the effective date thereof to which UBS reasonably objects within two business days after receipt of a draft of the proposed amendment or supplement and (B) file promptly all reports and any definitive proxy or information statements required to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, (v) during the Effective Period, advise UBS, promptly after the Company receives notice thereof, (A) of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, (B) of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Shares, (C) of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, (D) of the initiation or threatening of any proceeding for any such purpose, or (E) of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information, and (vi) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, use promptly its best efforts to obtain the withdrawal of such order.

     4.2 Qualification of the Shares under State Securities Laws. The Company shall promptly take, from time to time, such action as UBS may reasonably request to qualify the Shares for offering and sale under the securities laws of such of the United States as UBS may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions during the Effective Period; provided that, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

     4.3 Preparation of Registration Statement; Reasonable Investigation. The Company shall (a) give UBS, any Agent designated by UBS and their representatives the opportunity to participate in the preparation of the Registration Statement and, to the extent practicable, each amendment or supplement thereto and document incorporated by reference therein which is filed with the Commission after the filing of the Registration Statement (other than any such amendment or supplement resulting from the filing of reports or statements under the Exchange Act which are


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incorporated by reference in the Prospectus), (b) give UBS, any Agent designated by UBS and their representatives such access to the books, records and properties of the Company and its subsidiaries (to the extent customarily given to those who are underwriters of the Company's securities) and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements and will have such officers and accountants supply such information as shall be reasonably requested by UBS, any Agent designated by UBS or their representatives in connection with a "reasonable investigation" within the meaning of Section 11(b) of the Securities Act and (c) promptly furnish UBS with copies of any press release or other public announcement which it intends to issue, or any report or document which it intends to file under the Exchange Act with the Commission or other regulatory agency, insofar as such press release, public announcement, report or other document regards this Agreement and the Put Options and consider in good faith any comments received from UBS concerning the timing and content of such press release, public announcement, report or other document.

     4.4 Compliance with Applicable Law and Commission Requirements. (a) The Registration Statement and Prospectus and all amendments or supplements thereto shall conform in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and shall not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date of the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this covenant shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by UBS expressly for use in the Prospectus or any amendment or supplement thereto.

          (b) All of the documents incorporated by reference in the Registration Statement and Prospectus, or any amendment or supplement thereto, whether previously filed with the Commission or filed with the Commission following the date hereof, at their respective times of filing, (i) shall have conformed or shall conform, as applicable, in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and (ii) shall not have contained or shall not contain, as applicable, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of UBS expressly for use in the Prospectus or any amendment or supplement thereto or (B) statements or omissions that have been superseded or otherwise corrected by an amendment, supplement or other filing under the Exchange Act, but only with respect to the period after such correction.

     4.5 Furnishing of Prospectuses; Notice to UBS of Need for Amendment. The Company shall furnish UBS with copies of the Prospectus, including any amendments or supplements thereto, in such quantities as UBS may from time to time reasonably request. If during the


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Effective Period any event shall have occurred as a result of which the
Prospectus as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company shall notify UBS in writing and, as soon as reasonably practicable, shall amend or supplement the Prospectus or file such document so as to correct such statement or omission or effect such compliance and shall promptly prepare and furnish to UBS without charge as many copies as UBS may from time to time reasonably request of any amended Prospectus or supplement to the Prospectus provided that if the filing of an incorporated document is required solely to comply with the periodic reporting provisions under the Exchange Act, such report need not be filed sooner than required by such provisions and no such written notice to UBS shall be required.

     4.6 Listing of the Shares. The Company shall use its best efforts to have the Shares listed on the New York Stock Exchange as of the Expiration Date (as defined in the Confirmation).

     4.7 Delivery of Opinion and Comfort Letter. On the effective date of the Registration Statement, the Company shall cause to be furnished to UBS and to any Agent (i) an opinion of counsel for the Company, dated the effective date of the Registration Statement, in substantially the form of Exhibit A hereto and
(ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the Registration Statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering substantially the same matters with respect to the Registration Statement (and the Prospectus) and with respect to events subsequent to the date of the financial statements, as are customarily covered in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities.

     4.8 Furnishing of Additional Information. Until the earlier of the Termination Date or completion of resale of the Shares, the Company shall furnish to UBS copies of all reports or other communications (financial or other) generally furnished to stockholders.

     4.9 Payment of Expenses. The Company shall pay or cause to be paid the following: (i) the reasonable fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof, (ii) any fees incurred in connection with listing or approval for quotation of the Shares on the Nasdaq National Market, (iii) all expenses in connection with the qualification of the Shares for offering and sale under Section 4.2 hereof, (iv) the cost of preparing certificates for the Shares, (v) the cost and charges of any transfer agent or registrar or dividend disbursing agent, (vi) reasonable brokerage charges, commissions or underwriting discounts charged by an Agent in connection with the resale of the Shares and any transfer taxes payable by UBS in connection with the resale of the Shares, and (vii) all other costs incident to the performance of the Company's obligations under Article IV hereof


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which are not otherwise specifically provided for in this Section. It is understood, however, that except as provided in this Section 4.9, UBS will pay all of its own costs and expenses, including the fees of its counsel.


                           ARTICLE V AGREEMENTS OF UBS

     UBS agrees, with respect to the period beginning on the date hereof through and including the Termination Date, as follows:

     5.1 Information for Use in the Prospectus. As soon as practicable but in no event later than the third Local Business Day following the receipt of a request from the Company, UBS shall furnish the Company with such information and materials regarding UBS and its proposed dispositions of Shares as the Company may from time to time reasonably request for use in preparing the Registration Statement and Prospectus, including any amendments or supplements thereto, obtaining any desired acceleration of the effective date of the Registration Statement, and qualifying the Shares under state securities laws. Such provision of information and materials is a condition precedent to the obligations of the Company pursuant to this Agreement.

     5.2 Suspension of Disposition of Shares. Upon receipt of any notice from the Company (i) of the happening of any event which makes any statements made in the Registration Statement or Prospectus, or any documents which requires the making of any changes in such Registration Statement, or prospectus to that, in the case of such Registration Statement it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) that, in the judgment of the Company's Board of Directors, it is advisable to suspend use of the prospectus for a discrete period of time due to pending corporate developments, public filings with the Commission or that there exists material nonpublic information about the Company that the Board of Directors, acting in good faith, determines not to disclose in the Registration Statement, then UBS will forthwith discontinue, for a period not to exceed sixty (60) days, disposition of such Shares covered by such Registration Statement or Prospectus until it is advised in writing by the Company that use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. The Company shall use its reasonable commercial efforts to ensure that the use of the Prospectus may be resumed as soon as practicable. The Termination Date shall be extended for an additional number of Exchange Business Days during which UBS's right to sell the Shares was suspended pursuant to the foregoing provision of this section 5.2

     5.3 Notice of Completion. UBS shall notify the Company within three Local Business Days of completion of its disposition of the Shares.


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                           ARTICLE VI INDEMNIFICATION


     6.1 Indemnification with Respect to the Registration Statement. (a) The Company will indemnify and hold harmless UBS and any Agent against any losses, claims, damages or liabilities, joint or several, to which UBS and any Agent may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and will reimburse UBS and any Agent for any reasonable legal or other expenses reasonably incurred by UBS and any Agent in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any supplement thereto, the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by UBS expressly for use therein. The indemnity agreement contained in this Section 6.1(a) will not apply to amounts paid in settlement of any such loss, claim, damage or liability if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

          (b) UBS will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by UBS expressly for use therein and will reimburse the Company for any reasonable legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred, provided, however, that the obligations of UBS under this Section 6.1(b) shall not apply to amounts paid in settlement of any such loss, claim, damage or liability if such settlement is effected without the consent of UBS (which consent shall not be unreasonably withheld).

          (c) Each party entitled to indemnification under this Section 6.1 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6.1 to the extent such failure is not prejudicial to the Indemnifying Party. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          (d) If the indemnification provided for in this Section 6.1 is unavailable to or insufficient to hold harmless an Indemnified Party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party on the one hand or the Indemnified Party on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and UBS agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any reasonable legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of the Company under this Section 6.1 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each "affiliate" (as defined under the Securities Act) of UBS, to each director and each officer of UBS and of its affiliates, to each person, if any, who controls UBS, any Agent or any of their respective affiliates within the meaning of the Securities Act; and the obligations of UBS under this Section 6.1 shall be in addition to any liability which UBS may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.


                               ARTICLE VII GENERAL

     7.1 Notices. (a) Any notice in respect of this Agreement shall be in writing and may be given in any manner set forth below to the appropriate address specified in paragraph (b) of this Section 7.1 and will be effective on the earliest to occur of the dates indicated: (i) if delivered in person by an employee or agent of the party giving the notice, on the date it is delivered;
(ii) if sent by Federal Express or other courier service, on the delivery date designated by the sender to the courier service, or if such date is a Saturday, Sunday or holiday in the location where notice is to be given, the next following day that is not a Saturday, Sunday or such holiday; or (iii) if sent by certified or registered mail or the equivalent, on the date it is delivered or its delivery is refused, as reflected in the records of the relevant postal service or on a return receipt.

          (b)  Notices shall be given to the addresses reflected below:

If to UBS, to:                UBS AG, London Branch
                              c/o Warburg Dillon Read LLC
                              677 Washington Blvd.
                              Stamford, CT 06912
                              Facsimile: (203) 719-0680

                              Attention: Legal & External Affairs

If to the Company, to:        Cypress Semiconductor Corporation
                              3901 North First Street
                              San Jose, CA 95134
                              Facsimile (408)943-2796

                              Attention: Neil Weiss
                              With a copy to:

                              Wilson Sonsini Goodrich & Rosati
                              650 Page Mill Road
                              Palo Alto, CA 94304
                              Facsimile (650)493-6811

                              Attention: John Fore

          (c) Either party may by notice to the other change the address or facsimile number at which notices or other communications are to be given to it.

     7.2 Entire Agreement. This Agreement, together with the Confirmation and the Master Agreement referred to therein, constitute the entire agreement and understanding of the parties with respect to their subject matter and supersede all oral communications and prior writings with respect thereto.

     7.3 Governing Law and Jurisdiction. (a) This Agreement shall be governed by and construed in accordance with New York law (without reference to choice of law doctrine).

          (b) With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably (i) submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, and
(ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party. Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction, nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

          (c) UBS hereby appoints UBS AG, Stamford Branch, 677 Washington Blvd., Stamford, CT, Attention: Legal Affairs, to receive, for it and on its behalf, service of process of any Proceedings. The parties irrevocably consent to service of process given in the manner provided for notices in Section 7.1. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

     7.4 Amendments and Waivers. No amendment, modification or waiver in respect of this Agreement shall be effective unless in writing and executed by each of the parties. A failure or delay in exercising any right, power or privilege in respect of this Agreement shall not be presumed to preclude any subsequent or further exercise of that right, power or privilege or the exercise of any other right, power or privilege.

     7.5 Remedies Cumulative. The rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

     7.6 Headings. The headings used in this Agreement are for convenience of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     7.7 No Third-Party Beneficiaries. Except as expressly provided in Section 6.1(e), nothing in this Agreement is intended or shall be construed to confer upon any person other than the parties hereto any right, remedy or claim under or by reason of this Agreement.

     7.8 Survival. The representations, warranties, indemnities and agreements contained in this Agreement shall remain in full force and effect, regardless of any investigation by or on behalf of any party, and shall survive delivery of the Shares to UBS and resale of the Shares by UBS or any affiliated entity.

     7.9 Counterparts. This Agreement may be executed in one or more counterparts with the same effect as if the signatures to each counterpart were upon the same instrument.

     7.10 Assignability. This Agreement is not assignable by either party without the prior written consent of the other; provided that the Company may assign this Agreement to a successor in interest pursuant to a transfer of all or substantially all of its assets or pursuant to a consolidation or merger.

     7.11 Confidential Information. Each party shall keep confidential and shall not disclose or use for any purpose other than as provided for in this Agreement any data or information designated as confidential by the providing party.

     IN WITNESS WHEREOF, Cypress Semiconductor Corporation and UBS AG, London Branch, by their duly authorized representatives, have executed this Agreement as of the day and year first written above.



                                       CYPRESS SEMICONDUCTOR CORPORATION


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------



                                       UBS AG, LONDON BRANCH


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
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                                       Title:
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